Templeton Global Governments Income Trust

700 Central Avenue
St. Petersburg,
Florida  33701-3628

Auditors
McGludrey & Pullen, LLP
555 Fifth Avenue
New York, New York  10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

[RECYCLED LOGO]   TLTGG A96 10/96                                 [GRAPHIC]


TEMPLETON
GLOBAL
GOVERNMENTS
INCOME
TRUST

Annual Report
August 31, 1996

                           [FRANKLIN TEMPLETON LOGO]

TEMPLETON GLOBAL
GOVERNMENTS INCOME TRUST


YOUR FUND'S OBJECTIVE:

The Templeton Global Governments Income Trust seeks current income, with capital appreciation and growth of income, by investing primarily in a portfolio of debt securities of governments and government agencies of various nations throughout the world.

October 15, 1996
Dear Shareholder:

We are pleased to bring you this annual report of the Templeton Global Governments Income Trust, which covers the 12 months ended August 31, 1996. Although global bond markets were subject to considerable interest rate and currency volatility throughout the fiscal year, they generally performed well.

In North America, U.S. economic growth slowed during the first half of the reporting period, but rebounded strongly during the latter half. As the U.S. economy gained strength, interest rates rose, and the 10-year Treasury bond's yield climbed from 6.28% on August 31, 1995 to 6.94% on August 31, 1996. Canada's economy followed a similar growth pattern, but did not rise as significantly, and Canadian bond yields were not as dramatically affected.

In Europe, unemployment was higher and economic growth was weaker than in the U.S. Although the growth rate improved toward the end of the period, many investors appeared to believe that inflation was under control and that, therefore, European Central Banks would not need to raise interest rates. Steady progress toward the European Monetary Union (EMU) was an important influence on European bond markets. Efforts to meet standards for membership in the EMU have led to improved fiscal and monetary policies and lower interest rates in many European countries. During the reporting period, Italy and Spain, in particular, benefited from falling interest rates, which reduced pressure on their currencies and diminished the carrying costs of their large debts. Consequently, their bond markets were among the strongest in Europe.

In the Pacific Rim region, Australia's bond market strengthened due to improved economic fundamentals and moderate inflation. Japanese debt securities rose dramatically in price during the period, as Japanese authorities lowered interest rates in order to stimulate domestic economic activity. These lower interest rates, however, also lessened international demand for the Japanese yen and it declined significantly relative to the U.S. dollar. From the perspective of a U.S. dollar-based investor, the decline in the value of a Japanese bond due to the depreciation of the yen was greater than its price increase. Therefore, the net return of these bonds to dollar-based investors was unattractive relative to returns available in most of the world's other bond markets.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

Geographic Distribution of Issuers of Securities
Based on Total Net Assets
8/31/96


Europe                          38.4%
United States                   30.3%
Latin America                   13.4%
Australia & New Zealand          9.2%
Canada                           7.9%
Asia                             0.8%


Bond prices in emerging market countries were strongly influenced by improving economic conditions in the U.S. The expanding U.S. economy fueled demand for products of emerging market nations, which, we believe, made it easier for emerging market debt obligations to be serviced.

In our view, another important factor affecting global bond markets was the rise in value of the U.S. dollar. Because of increased U.S. economic activity and sluggish European and Japanese economies, interest rates rose higher in the U.S. than in Europe or Japan. As a result, many investors were attracted to U.S. dollar-denominated debt securities, and the U.S. dollar rose for much of the period, which diminished the returns available in foreign-currency bond markets.

Responding to these conditions, we adopted three strategies. First, we positioned the Fund's average maturity in anticipation of higher U.S. interest rates. Because we believed that interest rates would rise in the U.S., we sold longer-maturity U.S. bonds and focused on shorter-maturities to help reduce interest-rate risk. Second, we decreased our exposure to bonds denominated in foreign currencies because we believed that most of these currencies were likely to depreciate versus the U.S. dollar over the course of the period. Third, we shifted Fund assets from Germany and France to Italy, Spain, Sweden and the United Kingdom because we felt that the fiscal policies of these countries would generate higher returns than those available in the German and French markets.

On August 31, 1996, approximately 96.4% of the Fund's portfolio was invested in bonds, and the remaining 3.6% in short-term obligations and other net assets. The portfolio consisted primarily of investment-grade securities as rated by one of the nationally recognized rating services, or of non-rated securities we judged to be equivalent in quality. At the end of the period, about 85.5% of the debt securities in the Fund's portfolio were rated AA or higher, 0.8% were rated A or BBB, and 13.7% were rated below investment grade. The lower-rated bonds represented obligations of Argentina, Brazil, India, Mexico, and Venezuela.


TEMPLETON GLOBAL
GOVERNMENTS INCOME TRUST

Portfolio Breakdown on 8/31/96
Based on Total Net Assets

Government Bonds                          92.2%

Corporate Bonds                            4.2%

Short-Term Obligations & Other Net Assets  3.6%

For a complete list of portfolio holdings, please see page 7 of this report.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Looking forward, we are optimistic about global bond markets. In our opinion, worldwide inflation levels should remain stable in the near future, and deflationary trends in Europe and Japan may result in lower interest rates around the world. The combination of these factors could lead to improving bond markets in most developing countries and in European nations currently exhibiting slow economic growth. However, it is important to remember that there are special risks involved with global investing such as risks related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with developing markets and their relatively small size and lesser liquidity.

We thank you for your participation in the Templeton Global Governments Income Trust and welcome any comments or suggestions you may have.

Sincerely,


/s/ Neil S. Devlin
----------------------------------------
Neil S. Devlin, CFA
Portfolio Manager
Templeton Global Governments Income Trust

Neil S. Devlin, CFA, became the principal portfolio manager of the Templeton Global Governments Income Trust on May 23, 1996. Devlin has been with the Templeton organization since 1987 and is currently executive vice president and chief investment officer of the Templeton Global Bond Managers division of Templeton Investment Counsel, Inc., an indirect wholly owned subsidiary of Franklin Resources, Inc. He oversees Templeton's fixed-income group and directs all investment strategies in both the developed and the emerging fixed-income markets.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Global Governments Income Trust produced a total return of 10.66% for the one-year period ended August 31, 1996. Based on the change in actual net asset value (in contrast to market price), total return was 12.95% for the same period. Both total return figures assume reinvestment of income dividends in accordance with the dividend reinvestment plan.

During the reporting period, shareholders received income dividends totaling 35 cents ($0.35) per share and return of capital totaling 25 cents ($0.25) per share. The Fund's closing price per share on the New York Stock Exchange (NYSE) increased 12.5 cents, from $7.00 on August 31, 1995 to $7.125 on August 31, 1996, and the Fund's net asset value per share increased 30 cents, from $7.71 to $8.01 during the same period. Of course, past performance is not predictive of future results, and dividends will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio.


TEMPLETON GLOBAL GOVERNMENTS
INCOME TRUST
Periods ended August 31, 1996

                                                    Since
                                                  Inception
                              One-Year  Five-Year (11/22/88)
Cumulative Total Return(1)
  Based on change
  in net asset value            12.95%    45.08%    78.38%
  Based on change
  in market price               10.66%    21.20%    50.10%

Average Annual Total Return(2)
  Based on change
  in net asset value            12.95%     7.72%     7.73%
  Based on change
  in market price               10.66%     3.90%     5.40%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividend and capital gains distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                                                    YEAR ENDED AUGUST 31
                                                                    ---------------------------------------------------
                                                                    1996        1995       1994+        1993        1992
                                                                  --------    --------    --------    --------    --------
Net asset value, beginning of year                                $   7.71    $   7.56    $   8.37    $   9.04    $   8.54
                                                                  --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income                                               .60         .64         .64         .74         .84
   Net realized and unrealized gain (loss)                             .30         .15        (.81)       (.55)        .50
                                                                  --------    --------    --------    --------    --------
Total from investment operations                                       .90         .79        (.17)        .19        1.34
                                                                  --------    --------    --------    --------    --------
Distributions:
   Dividends from net investment income                               (.35)       (.59)         --        (.53)       (.84)
   Distributions from net realized gains                                --          --        (.07)       (.21)         --
   Amount in excess of net investment income                            --        (.05)       (.05)       (.06)         --
   Tax basis return of capital                                        (.25)         --        (.52)       (.06)         --
                                                                  --------    --------    --------    --------    --------
Total distributions                                                   (.60)       (.64)       (.64)       (.86)       (.84)
                                                                  --------    --------    --------    --------    --------
Change in net asset value                                              .30         .15        (.81)       (.67)        .50
                                                                  --------    --------    --------    --------    --------
Net asset value, end of year                                      $   8.01    $   7.71    $   7.56    $   8.37    $   9.04
                                                                  ========    ========    ========    ========    ========
TOTAL RETURN
Based on market value per share                                     10.66%      15.87%    (16.41)%     (2.15)%      17.02%
Based on net asset value per share                                  12.95%      11.92%     (1.71)%       2.46%      16.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                     $183,011    $176,212    $172,586    $190,358    $200,814
Ratio of expenses to average net assets                               .96%       1.03%       1.06%       1.05%       1.08%
Ratio of net investment income to average net assets                 7.50%       8.43%       8.04%       8.83%       9.40%
Portfolio turnover rate                                            116.55%     111.03%     134.83%     279.24%     306.92%

+BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Investment Portfolio, August 31, 1996

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY*                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------
BONDS--GOVERNMENT & GOVERNMENT AGENCIES: 92.2%
------------------------------------------------------------------------------------------------------------------------
                              Buoni Poliennali del Tes:
 8,585,000,000          Itl.     9.50%, 12/01/97                                                            $  5,732,895
 3,640,000,000          Itl.     8.50%, 8/01/99                                                                2,406,877
 5,680,000,000          Itl.    10.50%, 11/01/00                                                               3,981,092
     7,120,000          Dem.  Federal Republic of Germany, 8.00%, 7/22/02                                      5,362,192
                              Government of Australia:
    13,940,000          Aus.     7.00%, 4/15/00                                                               10,902,100
     4,910,000          Aus.    12.00%, 11/15/01                                                               4,600,906
       418,600          U.S.  Government of Brazil, 6.375%, 1/01/01                                              401,856
                              Government of Canada:
     1,104,000          Can.    10.50%, 3/01/01                                                                  926,721
     2,550,000          Can.     9.75%, 6/01/21                                                                2,229,222
     3,250,000          Can.     8.00%, 6/01/23                                                                2,393,531
                              Government of Italy:
 3,515,000,000          Itl.    12.00%, 1/01/97                                                                2,336,666
 4,000,000,000          Itl.    12.00%, 1/20/98                                                                2,764,681
 3,230,000,000          Itl.    FRN, 8/01/99                                                                   2,161,953
                              Government of Spain:
 1,029,930,000           Sp.    12.25%, 3/25/00                                                                9,309,893
   344,600,000           Sp.    11.30%, 1/15/02                                                                3,099,267
                              Kingdom of Denmark:
     9,020,000          Den.     9.00%, 11/15/98                                                               1,710,788
    22,410,000          Den.     9.00%, 11/15/00                                                               4,359,350
    18,918,000          Den.     8.00%, 11/15/01                                                               3,556,015
    18,096,000          Den.     8.00%, 5/15/03                                                                3,368,280
     8,350,000          Can.  Province of British Columbia, 9.85%, 5/01/98                                     6,537,915
     3,000,000          Can.  Province of Ontario, 8.00%, 3/11/03                                              2,296,739
                              Republic of Argentina:
     1,615,000          U.S.    10.95%, 11/01/99                                                               1,673,544
     8,420,000          U.S.     8.375%, 12/20/03                                                              7,178,050
     4,410,000          U.S.     5.25%, VRN, 3/31/23                                                           2,364,863
     1,235,000          Irl.  Republic of Ireland, 6.25%, 10/18/04                                             1,849,628
    19,600,000          Swe.  Sweden Kingdom, 13.00%, 6/15/01                                                  3,603,365
                              United Kingdom:
     2,055,000          U.K.    12.00%, 11/20/98                                                               3,567,430
     2,165,000          U.K.    10.25%, 11/22/99                                                               3,692,557
     4,360,000          U.K.     9.50%, 10/25/04                                                               7,511,420
     8,445,000          U.S.  U.S. Treasury Bonds, 6.375%, 8/15/02                                             8,277,451

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY*                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------
BONDS--GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
------------------------------------------------------------------------------------------------------------------------
                              U.S. Treasury Notes:
    24,330,000          U.S.     6.125%, 7/31/00                                                            $ 23,881,355
    16,910,000          U.S.     6.25%, 8/31/00                                                               16,656,350
     5,755,000          U.S.  United Mexican States, 9.75%, 2/06/01                                            5,805,356
     3,000,000          U.S.  Venezuela Front Load Interest Reduction Bond, A, 3/31/07                         2,311,875
                                                                                                            ------------
TOTAL BONDS--GOVERNMENT & GOVERNMENT AGENCIES (cost $169,882,043)                                            168,812,183
------------------------------------------------------------------------------------------------------------------------
BONDS--CORPORATE: 4.2%
------------------------------------------------------------------------------------------------------------------------
     1,500,000          U.S.  Dine SA de CV, 8.125%, 10/15/98                                                  1,473,750
     1,845,265          U.S.  Electricidad de Caracas, FRN, 9/30/03                                            1,393,175
     1,525,000          U.S.  Essar Gujarat Ltd., FRN, 7/15/99, 144A                                           1,475,438
     2,000,000          U.S.  Perez Companc SA, 8.375%, 7/30/98                                                1,985,000
     1,650,000          Aus.  TNT Pacific Finance Ltd., 9.00%, conv., 7/27/98                                  1,272,604
                                                                                                            ------------
TOTAL BONDS--CORPORATE (cost $7,426,001)                                                                       7,599,967
------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 2.2%
------------------------------------------------------------------------------------------------------------------------
       515,000          U.S.  Federal Home Loan Mortgage Corp., 5.24%, 9/12/96                                   514,320
       880,000          U.S.  Federal National Mortgage Assn., 5.23% to 5.26% with maturities to 9/12/96         879,208
     2,714,000          U.S.  U.S. Treasury Bills, 4.91% to 5.08% with maturities to 12/12/96                  2,702,595
                                                                                                            ------------
TOTAL SHORT TERM OBLIGATIONS (cost $4,094,504)                                                                 4,096,123
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 98.6% (cost $181,402,548)                                                                 180,508,273
UNREALIZED GAIN IN FORWARD EXCHANGE CONTRACTS: 0.1%                                                               18,516
OTHER ASSETS, LESS LIABILITIES: 1.3%                                                                           2,483,862
                                                                                                            ------------
TOTAL NET ASSETS: 100.0%                                                                                    $183,010,651
                                                                                                            ============

* CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets:
   Investments in securities, at value
      (identified cost $181,402,548)         $180,508,273
   Cash                                             1,335
   Interest receivable                          3,842,219
   Unrealized gains on forward exchange
      contracts (Note 6)                           53,664
                                             ------------
         Total assets                         184,405,491
                                             ------------
Liabilities:
   Dividends payable                            1,142,141
   Unrealized loss on forward exchange
      contracts (Note 6)                           35,148
   Accrued expenses                               217,551
                                             ------------
         Total liabilities                      1,394,840
                                             ------------
Net assets, at value                         $183,010,651
                                             ============
Net assets consist of:
   Distributions in excess of net
      investment income                      $ (1,142,142)
   Net unrealized depreciation                   (852,404)
   Accumulated net realized loss               (2,526,986)
   Net capital paid in on shares of
      beneficial interest                     187,532,183
                                             ------------
Net assets, at value                         $183,010,651
                                             ============
Shares outstanding                             22,842,821
                                             ============
Net asset value per share
   ($183,010,651 / 22,842,821)               $       8.01
                                             ============

STATEMENT OF OPERATIONS
for the year ended August 31, 1996

Interest income:
   (net of $287,549 foreign
     taxes withheld)                            $15,359,551
Expenses:
   Management fees (Note 3)       $   999,135
   Administrative fees (Note 3)       454,154
   Transfer agent fees (Note 3)        44,500
   Custodian fees                      21,004
   Reports to shareholders            137,900
   Audit fees                          34,500
   Legal fees (Note 3)                  2,500
   Registration and filing fees        28,850
   Trustees' fees and expenses         10,100
   Other                                6,742
                                  ----------
      Total expenses                              1,739,385
                                                -----------
         Net investment income                   13,620,166
Realized and unrealized
   gain (loss):
   Net realized loss on:
      Investments                  (1,263,708)
      Foreign currency
         transactions              (1,139,983)
                                  ----------
                                   (2,403,691)
                                  ----------
Net unrealized appreciation on:
   Investments                      9,147,680
   Foreign currency
      translation of other
      assets and liabilities          139,985
                                  ----------
                                    9,287,665
                                  ----------
   Net realized and
      unrealized gain                             6,883,974
                                                -----------
Net increase in net assets
   resulting from operations                    $20,504,140
                                                ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended August 31, 1996 and 1995

                                                                                              1996             1995
                                                                                          ------------     ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                               $ 13,620,166     $ 14,514,565
      Net realized loss on investment and foreign currency transactions                     (2,403,691)      (5,503,941)
      Net unrealized appreciation                                                            9,287,665        9,120,491
                                                                                          ------------     ------------
         Net increase in net assets resulting from operations                               20,504,140       18,131,115
   Distributions to shareholders:
      From net investment income                                                            (8,073,916)     (13,363,049)
      Amount in excess of net investment income                                                     --       (1,142,142)
      Tax basis return of capital                                                           (5,631,777)              --
                                                                                          ------------     ------------
         Net increase in net assets                                                          6,798,447        3,625,924
Net assets:
   Beginning of year                                                                       176,212,204      172,586,280
                                                                                          ------------     ------------
   End of year                                                                            $183,010,651     $176,212,204
                                                                                          ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Governments Income Trust (the Fund) is a Massachusetts business trust and a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income, by investing primarily in a portfolio of debt securities of governments and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities, including options, listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

B. FOREIGN EXCHANGE CONTRACTS:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii) Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

D. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

E. FUTURES CONTRACTS:

The Fund may enter into futures contracts and options written on futures contracts in order to hedge against risks from changes in interest rates. These futures contracts and options written on futures contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contract, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Margin deposits of cash or securities required with respect to contracts traded on exchanges are maintained by the Fund's custodian in segregated accounts. Variation margin payments are made or received on futures on a weekly basis as appreciation or depreciation in the contracts occurs.

F. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of August 31, 1996, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). During the years ended August 31, 1996 and 1995, there were no share transactions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.55% of the average daily net assets of the Fund up to $200 million and 0.50% of the average daily net assets in excess of $200 million. The Fund pays TGII monthly a fee of 0.25% per annum on the Fund's average daily net assets. TGII has entered into a Sub-Administrator Agreement with Dean Witter Reynolds, Inc. through its InterCapital Division (DWR InterCapital), whereby DWR InterCapital provides certain administrative services. For its services, the TGII pays to InterCapital a fee equal , on an annual basis, to 0.15% of the Fund's average net assets.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $2,500 for the year ended August 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1996 aggregated $203,411,821 and $200,275,653, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At August 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized appreciation                                                            $ 2,722,870
            Unrealized depreciation                                                             (3,617,145)
                                                                                               -----------
            Net unrealized depreciation                                                        $  (894,275)
                                                                                               ===========

5. TAX LOSS CARRYOVERS

At August 31, 1996, the Fund had tax basis losses of $1,600,000 which may be carried over to offset future capital gains. Such losses expire in 2004.

6. FINANCIAL INSTRUMENTS

During the year ended August 31, 1996, the Fund has been a party to financial instruments with off-balance-sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At August 31, 1996, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract:

       Contracts to sell:

                  Net unrealized gain from offsetting forward exchange contracts                 $ 53,664
                  Net unrealized losses from offsetting forward exchange contracts                (35,148)
                                                                                                 --------
                  Net unrealized gain in forward exchange contracts                              $ 18,516
                                                                                                 ========

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Global Governments Income Trust

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Global Government Income Trust as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Governments Income Trust as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



                                                  /s/ McGladrey & Pullen, LLP

                                                  [McGladrey & Pullen, LLP]

New York, New York
September 27, 1996

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan ( the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact Dean Witter Trust Company, P.O. Box 1040, Jersey City, New Jersey 07303, to receive the Plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Dean Witter Trust Company (the "Plan Agent") or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution. --Whenever the Trust declares dividends in either cash or common stock of the Trust, if the market price is equal to or exceeds net asset value at the valuation date (payable date), participants will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Trust's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, the Plan Agent will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charged by the Plan Agent upon any cash withdrawal or termination. --Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

--------------------------------------------------------------------------------

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center Plaza II
Jersey City, N.J. 07311

SHAREHOLDER INFORMATION

Shares of Templeton Global Governments Income Trust are traded daily on the New York Stock Exchange under the symbol "TGG." Information about the net asset value and the market price is published weekly in Barron's and in the Monday edition of the Wall Street Journal in a section called "Closed-End Bond Funds."

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Trust's mailing list, by writing Templeton Global Governments Income Trust, 700 Central Avenue, St. Petersburg, FL 33701.

For information about dividends and shareholder accounts, call 1-800-526-3143.

                                     NOTES
                                     -----

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                             INCOME

Franklin Global Health                    Franklin Adjustable Rate
 Care Fund                                 Securities Fund
Franklin Templeton                        Franklin Adjustable U.S.
 Japan Fund                                Government Securities Fund
Templeton Developing                      Franklin's AGE High
 Markets Trust                             Income Fund
Templeton Foreign Fund                    Franklin Investment Grade
Templeton Foreign Smaller                  Income Fund
 Companies Fund                           Franklin Short-Intermediate U.S.
Templeton Global                           Government Securities Fund
 Infrastructure Fund                      Franklin U.S. Government
Templeton Global                           Securities Fund
 Opportunities Trust                      Franklin Money Fund
Templeton Global                          Franklin Federal Money Fund
 Real Estate Fund
Templeton Global Smaller                  FOR NON-U.S. INVESTORS:
 Companies Fund
Templeton Greater                         Franklin Tax-Advantaged
 European Fund                             High Yield Securities Fund
Templeton Growth Fund                     Franklin Tax-Advantaged
Templeton Latin America                    International Bond Fund
 Fund                                     Franklin Tax-Advantaged U.S.
Templeton Pacific                          Government Securities Fund
 Growth Fund
Templeton World Fund                      FOR CORPORATIONS:

GLOBAL GROWTH AND INCOME                  Franklin Corporate Qualified
                                           Dividend Fund
Franklin Global Utilities Fund
Franklin Templeton German                 FRANKLIN FUNDS SEEKING
 Government Bond Fund                     TAX-FREE INCOME
Franklin Templeton
 Global Currency Fund                     Federal Intermediate-Term
Templeton Global Bond Fund                 Tax-Free Income Fund
Templeton Growth and                      Federal Tax-Free Income Fund
 Income Fund                              High Yield Tax-Free
                                           Income Fund
GLOBAL INCOME                             Insured Tax-Free Income Fund
                                          Puerto Rico Tax-Free
Franklin Global Government                 Income Fund
 Income Fund                              Tax-Exempt Money Fund
Franklin Templeton Hard
 Currency Fund                            FRANKLIN STATE-SPECIFIC
Franklin Templeton High                   FUNDS SEEKING
 Income Currency Fund                     TAX-FREE INCOME
Templeton Americas
 Government Securities Fund               Alabama
                                          Arizona*
GROWTH                                    Arkansas**
                                          California*
Franklin Blue Chip Fund                   Colorado
Franklin California Growth Fund           Connecticut
Franklin DynaTech Fund                    Florida*
Franklin Equity Fund                      Georgia
Franklin Gold Fund                        Hawaii**
Franklin Growth Fund                      Indiana
Franklin MidCap Growth Fund               Kentucky
Franklin Small Cap Growth Fund            Louisiana
                                          Maryland
GROWTH AND INCOME                         Massachusetts***
                                          Michigan*
Franklin Asset Allocation Fund            Minnesota***
Franklin Balance Sheet                    Missouri
 Investment Fund                          New Jersey
Franklin Convertible                      New York*
 Securities Fund                          North Carolina
Franklin Equity Income Fund               Ohio***
Franklin Income Fund                      Oregon
Franklin MicroCap Value Fund              Pennsylvania
Franklin Natural Resources Fund           Tennessee**
Franklin Real Estate                      Texas
 Securities Fund                          Virginia
Franklin Rising Dividends Fund            Washington**
Franklin Strategic Income Fund
Franklin Utilities Fund                   VARIABLE ANNUITIES
Franklin Value Fund
Templeton American Trust, Inc.            Franklin Valuemark(SM)
                                          Franklin Templeton
                                           Valuemark Income Plus
                                           (an immediate annuity)


*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.                            10/96.1